UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 E Campbell Ave, Suite 107-D Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 774-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 1.01. Entry into Material Definitive Agreement

Effective September 10, 2025, Semler Scientific, Inc., or Semler Sci, entered into a settlement agreement with the Civil Fraud Section of the U.S. Department of Justice, or DOJ, the U.S. Department of Health and Human Services, or HHS, and certain relators to settle all potential claims related to alleged civil violations of the False Claims Act pertaining to submissions of allegedly false claims to Medicare Part B for tests performed using the FloChec and QuantaFlo devices. Pursuant to the settlement agreement, Semler Sci agreed, among other things, to pay a settlement amount of $29.75 million, and interest at a rate of 4.25% per annum from April 28, 2025 on such amount, within 14 business days, $5.2 million of which, plus 17.5% of the interest amount, will be paid by the United States to the relators. In addition, Semler Sci agreed to pay $390,000 for attorneys’ fees and costs to relators’ counsel within seven business days. Upon receipt of the settlement amount, and subject to certain exceptions, Semler Sci is released from any civil or administrative monetary claims for the covered conduct. By entering into the settlement agreement, Semler Sci did not admit any wrongdoing in connection with the allegations raised. Semler Sci currently intends to use cash from operations, along with proceeds from the sale of securities under its at-the-market, or ATM, equity offering program, and may also borrow under its previously disclosed Master Loan Agreement with Coinbase Credit Inc. as lender, and Coinbase Inc., together the Coinbase entities, to pay such amounts.

In connection with the entry into the settlement agreement, Semler Sci also entered into a corporate integrity agreement with the Office of Inspector General, or OIG, of HHS whereby it agreed to institute certain compliance and other measures relating to its sales practices, and provide reporting to OIG for a five year period.

The foregoing summary of the material terms of the settlement agreement is qualified in its entirety by the full text of such agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

No Offer or Solicitation

This current report does not and shall not constitute an offer to sell or a solicitation of an offer to buy any securities of Semler Sci, nor shall there be any offer, solicitation or sale of such securities, in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01. Other Events.

Business Operations Update; Revenue Guidance

Semler Sci previously reported that it is experiencing and expects to continue to experience decreased usage of its QuantaFlo device due to the 2024 Medicare Advantage and Part D Final Rate Announcement issued by the Centers for Medicare and Medicaid Services, or CMS. While revenues have been gradually decreasing period over period in light of the CMS reimbursement landscape and are expected to be in the range of $6.9-$7.5 million in the third quarter 2025, a significant customer (who together with its affiliates accounted for 44.9% of second quarter 2025 revenue) recently notified Semler Sci that it, together with its affiliated entities, expected to significantly reduce use of QuantaFlo devices effective October 1, 2025. Accordingly, Semler Sci currently anticipates fourth quarter 2025 revenues will be at least 50% lower as compared to third quarter 2025 expected revenue. Further, while Semler Sci is currently seeking a new 510(k) clearance from the U.S. Food and Drug Administration, or FDA, for expanded labeling of QuantaFlo, which is intended as an aid in the diagnosis of other cardiovascular diseases, and is actively engaged in responding to requests from additional information in support of clearance, the new 510(k) clearance is not expected until mid- to late 2026 at the earliest.

Legal Proceedings Update

On August 29, 2025, a purported stockholder of Semler Sci filed a lawsuit captioned Ravi Krishnamoorthy v. Semler Scientific, Inc., et al., No 5:25-cv-07303, in the U.S. District Court for the Northern District of California, against Semler Sci and three current or former officers on behalf of a putative class of stockholders who purchased shares of Semler Sci from March 10, 2021 to April 15, 2025. The complaint alleges violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and of Securities and Exchange Commission rules promulgated thereunder, challenging, among other things, the timing and extent of Semler Sci’s public disclosure of a potential claim by the DOJ against Semler Sci and subsequent negotiation of an agreement in principle to resolve the matter. The complaint seeks recovery of unspecified damages, interest, an award of the attorneys’ fees and costs. Semler Sci denies any liability or misconduct and intends to vigorously defend the litigation.

Forward Looking Statements

This report contains “forward-looking” statements. Such statements can be identified by, among other things, the use of forward-looking language such as the words “believe,” “goal,” “may,” “will,” “intend,” “expect,” “anticipate,” “estimate,” “project,” “would,” “could” or words with similar meaning or the negatives of these terms or by the discussion of strategy or intentions. The forward-looking statements in this release include express or implied statements regarding payment of the settlement amount (and sources thereof); sales of securities under the ATM offering program; seeking a new 510(k) clearance and timing thereof; future revenues; and the recent class action litigation; among others. Such forward-looking statements are subject to a number of risks and uncertainties that could cause Semler Sci’s actual results to differ materially, such as risks inherent with obtaining a new 510(k) clearance from FDA for expanded indications; financing the settlement agreement payments through borrowings under the Coinbase facility and ATM offering program; the recent class action litigation; as well as risks associated with investing in Bitcoin, including Bitcoin's volatility; risk of implementing a Bitcoin treasury strategy; conducting its healthcare business through CardioVanta, Inc.; risk that insurance plans and additional customers will not continue to license its cardiovascular testing products or license new FDA-cleared products and services; risk of further changes in the reimbursement landscape; risks related to its indebtedness; along with those other risk factors detailed in Semler Sci’s filings with the Securities and Exchange Commission. These forward-looking statements involve assumptions, estimates, and uncertainties that reflect current internal projections, expectations or beliefs. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. All forward-looking statements contained in this report are qualified in their entirety by these cautionary statements and the risk factors described above. Furthermore, all such statements are made as of the date of this report and Semler Sci assumes no obligation to update or revise these statements unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Settlement Agreement effective September 10, 2025.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: September 16, 2025	By:	/s/ Renae Cormier
Name: Renae Cormier
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)